COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 28, 2024 (Unaudited)*

		Shares	Value
COMMON STOCK—REAL ESTATE	79.1%
APARTMENT	6.0%
Apartment Income REIT Corp.		67,866	$2,203,609
Camden Property Trust		14,422	1,419,125
Essex Property Trust, Inc.		28,915	7,078,681
Mid-America Apartment Communities, Inc.		8,089	1,064,351
UDR, Inc.		180,889	6,767,057

			18,532,823

DATA CENTERS	8.8%
Digital Realty Trust, Inc.		104,336	15,028,558
Equinix, Inc.		14,797	12,212,408

			27,240,966

DIVERSIFIED	1.0%
WP Carey, Inc.		56,180	3,170,799

FREE STANDING	5.1%
NETSTREIT Corp.		142,445	2,616,715
Realty Income Corp.		244,123	13,207,054

			15,823,769

GAMING	2.6%
VICI Properties, Inc., Class A		274,844	8,187,603

HEALTH CARE	8.3%
Healthcare Realty Trust, Inc., Class A		433,472	6,133,629
Welltower, Inc.		208,640	19,495,321

			25,628,950

HOTEL	1.3%
Host Hotels & Resorts, Inc.		199,109	4,117,574

INDUSTRIALS	8.3%
Americold Realty Trust, Inc.		109,414	2,726,597
BG LLH, LLC (Lineage Logistics)(a)		21,740	2,216,175
Prologis, Inc.(b)		159,167	20,726,727

			25,669,499

MANUFACTURED HOME	2.5%
Sun Communities, Inc.		60,920	7,833,094

OFFICE	0.6%
Highwoods Properties, Inc.		71,119	1,861,896

REGIONAL MALL	5.3%
Simon Property Group, Inc.		104,915	16,418,148

SELF STORAGE	4.3%
Extra Space Storage, Inc.		65,616	9,645,552
Public Storage		12,686	3,679,701

			13,325,253

SHOPPING CENTER	1.1%
Kimco Realty Corp.		176,648	3,464,067

SINGLE FAMILY HOMES	5.4%
American Homes 4 Rent, Class A		42,081	1,547,739

		Shares	Value
Invitation Homes, Inc.		423,366	$15,076,064

			16,623,803

SPECIALTY	2.9%
Iron Mountain, Inc.		97,503	7,820,716
Lamar Advertising Co., Class A		10,364	1,237,565

			9,058,281

TELECOMMUNICATIONS	12.7%
American Tower Corp.		149,224	29,485,169
Crown Castle, Inc.		91,806	9,715,829

			39,200,998

TIMBERLAND	2.9%
Rayonier, Inc.		71,983	2,392,715
Weyerhaeuser Co.		179,429	6,443,295

			8,836,010

TOTAL COMMON STOCK (Identified cost—$194,524,502)			244,993,533

PREFERRED SECURITIES—EXCHANGE-TRADED	8.1%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(c)		19,695	475,437

BANKING	0.8%
Bank of America Corp., 5.375%, Series KK(c)		14,965	358,412
Bank of America Corp., 6.00%, Series GG(c)		24,869	624,709
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	497,521
JPMorgan Chase & Co., 5.75%, Series DD(c)		13,000	325,260
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	190,515
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	399,280
Wells Fargo & Co., 7.50%, Series L (Convertible)(c)		41	49,993

			2,445,690

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(c)		15,000	373,500

DATA CENTERS	0.2%
Digital Realty Trust, Inc., 5.20%, Series L(c)		10,175	223,036
Digital Realty Trust, Inc., 5.85%, Series K(c)		16,005	377,398

			600,434

DIVERSIFIED	1.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,167,590
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	1,023,865
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,741,204

			3,932,659

FREE STANDING	0.5%
Agree Realty Corp., 4.25%, Series A(c)		16,180	287,033
Realty Income Corp., 6.00%, Series A(c)		47,667	1,178,805

			1,465,838

HOTEL	0.8%
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	451,200
Pebblebrook Hotel Trust, 6.375%, Series G(c)		18,566	382,645
RLJ Lodging Trust, 1.95%, Series A (Convertible)(c)		15,408	377,342
Summit Hotel Properties, Inc., 5.875%, Series F(c)		14,054	275,037

		Shares	Value
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	$639,830
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		11,402	241,836

			2,367,890

INDUSTRIALS	0.5%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(c)		17,289	801,691
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	514,316
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	335,700

			1,651,707

INSURANCE	0.1%
Allstate Corp., 7.375%, Series J(c)		10,725	287,966

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(c)		18,731	423,695

OFFICE	0.3%
City Office REIT, Inc., 6.625%, Series A(c)		20,543	360,530
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	386,960
Vornado Realty Trust, 5.25%, Series N(c)		22,545	339,978

			1,087,468

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(c)		3,647	46,536

SELF STORAGE	0.8%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	344,511
Public Storage, 4.00%, Series P(c)		33,847	626,169
Public Storage, 4.625%, Series L(c)		70,000	1,497,300

			2,467,980

SHOPPING CENTER	1.0%
Regency Centers Corp., 5.875%, Series B(c)		25,000	586,500
Saul Centers, Inc., 6.00%, Series E(c)		21,465	458,492
Saul Centers, Inc., 6.125%, Series D(c)		39,100	876,622
SITE Centers Corp., 6.375%, Series A(c)		48,952	1,103,868

			3,025,482

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	543,599
American Homes 4 Rent, 6.25%, Series H(c)		33,098	804,612

			1,348,211

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(c)		16,472	313,627

TELECOMMUNICATION SERVICES	0.5%
AT&T, Inc., 4.75%, Series C(c)		18,000	361,980
AT&T, Inc., 5.00%, Series A(c)		18,000	384,480
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67		19,118	467,053
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		17,967	325,203

			1,538,716

UTILITIES	0.4%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	126,779
CMS Energy Corp., 5.875%, due 10/15/78		17,000	411,570
CMS Energy Corp., 5.875%, due 3/1/79		20,000	495,400
Sempra, 5.75%, due 7/1/79		9,984	239,017

		Shares	Value
Southern Co., 4.95%, due 1/30/80, Series 2020		2,579	$59,291

			1,332,057

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$27,292,109)			25,184,893

		Principal Amount**
PREFERRED SECURITIES—OVER-THE-COUNTER	8.4%
BANKING	5.5%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(c)(d)(e)		200,000	215,592
Bank of America Corp., 6.10% to 3/17/25, Series AA(c)(e)		567,000	569,984
Bank of America Corp., 6.25% to 9/5/24, Series X(c)(e)		875,000	878,183
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(c)(e)		388,000	356,611
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(e)		200,000	208,740
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(c)(d)(e)		800,000	850,322
BNP Paribas SA, 7.75% to 8/16/29 (France)(c)(d)(e)(f)		800,000	820,946
BNP Paribas SA, 8.50% to 8/14/28 (France)(c)(d)(e)(f)		400,000	419,101
Charles Schwab Corp., 4.00% to 6/1/26, Series I(c)(e)		1,250,000	1,171,029
Charles Schwab Corp., 4.00% to 12/1/30, Series H(c)(e)		500,000	422,502
Citigroup, Inc., 4.00% to 12/10/25, Series W(c)(e)		900,000	865,122
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c)(e)		400,000	369,454
Citigroup, Inc., 5.95% to 5/15/25, Series P(c)(e)		400,000	399,899
Citigroup, Inc., 6.25% to 8/15/26, Series T(c)(e)		430,000	432,179
Credit Agricole SA, 6.875% to 9/23/24 (France)(c)(d)(e)(f)		300,000	300,005
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c)(d)(e)		400,000	394,229
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(c)(d)(e)		600,000	571,729
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(c)(d)(e)(f)		200,000	199,696
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c)(e)		430,000	430,442
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(c)(e)		155,000	154,924
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(c)(e)		250,000	259,318
JPMorgan Chase & Co., 9.348% (3 Month USD Term SOFR + 4.042%), Series S(c)(g)		680,000	681,198
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(c)(d)(e)		400,000	397,927
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c)(d)(e)		800,000	798,802
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(c)(e)		300,000	294,014
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(c)(e)		553,000	552,943
Regions Financial Corp., 5.75% to 6/15/25, Series D(c)(e)		200,000	197,525
Societe Generale SA, 8.00% to 9/29/25 (France)(c)(d)(e)(f)		600,000	603,155
Societe Generale SA, 9.375% to 11/22/27 (France)(c)(d)(e)(f)		200,000	207,613
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(e)		200,000	210,271
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(h)		400,000	396,466
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(c)(d)(e)(f)		400,000	434,390
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c)(e)		1,120,000	1,066,297
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c)(e)		600,000	600,180
Wells Fargo & Co., 7.625% to 9/15/28(c)(e)		270,000	289,226

			17,020,014

BROKERAGE	0.1%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(c)(e)		225,000	209,122

ENERGY	0.1%
BP Capital Markets PLC, 6.45% to 12/1/33(c)(e)		250,000	259,522

FINANCE	0.1%
American Express Co., 3.55% to 9/15/26, Series D(c)(e)		219,000	203,255

		Principal Amount**		Value
INSURANCE	0.6%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(e)(h)			400,000	$392,106
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(e)			300,000	300,659
Markel Group, Inc., 6.00% to 6/1/25(c)(e)			350,000	347,570
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(e)			300,000	298,836
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(e)(h)			606,000	606,961

				1,946,132

PIPELINES	0.5%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(e)			300,000	293,754
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(e)			340,000	342,443
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(e)			270,000	294,039
Energy Transfer LP, 6.50% to 11/15/26, Series H(c)(e)			200,000	196,528
Energy Transfer LP, 7.125% to 5/15/30, Series G(c)(e)			515,000	504,075

				1,630,839

SHOPPING CENTER	0.3%
Regency Centers LP, 5.25%, due 1/15/34			205,000	204,297
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(e)(f)			400,000	384,524
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(e)(f)			400,000	370,810

				959,631

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 2.875% to 3/2/25, Series B(c)(e)		EUR	500,000	527,291
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(e)			800,000	690,359
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(e)			70,000	52,953
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(e)(h)			500,000	499,513
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(e)			300,000	309,915

				2,080,031

UTILITIES	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(e)			400,000	352,983
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(e)			335,000	332,110
Sempra, 4.125% to 1/1/27, due 4/1/52(e)			500,000	463,773
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(e)			535,000	500,830

				1,649,696

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$26,543,802)				25,958,242

CORPORATE BONDS	2.6%
APARTMENT	0.1%
Essex Portfolio LP, 5.50%, due 4/1/34			460,000	460,722

DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(f)			300,000	256,951

FREE STANDING	0.1%
Realty Income Corp., 5.125%, due 7/6/34		EUR	275,000	324,360

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31			100,000	83,121

OFFICE	0.3%
Brandywine Operating Partnership LP, 8.05%, due 3/15/28			200,000	203,325
Hudson Pacific Properties LP, 5.95%, due 2/15/28			450,000	416,246
Piedmont Operating Partnership LP, 9.25%, due 7/20/28			175,000	186,514

				806,085

		Principal Amount**	Value
REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		285,000	$290,354
Simon Property Group LP, 5.85%, due 3/8/53		200,000	206,149

			496,503

RETAIL	0.0%
Essential Properties LP, 2.95%, due 7/15/31		200,000	162,635

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	226,198

SHOPPING CENTER	0.8%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	219,651
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	176,732
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	862,047
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(f)		600,000	514,089
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	162,869
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		275,000	284,993
Tanger Properties LP, 2.75%, due 9/1/31		225,000	184,404

			2,404,785

SINGLE FAMILY HOMES	0.1%
American Homes 4 Rent LP, 5.50%, due 2/1/34		170,000	169,552

SPECIALTY	0.7%
Newmark Group, Inc., 7.50%, due 1/12/29(f)		110,000	113,227
VICI Properties LP, 5.125%, due 5/15/32		375,000	359,058
VICI Properties LP, 5.625%, due 5/15/52		200,000	185,565
VICI Properties LP, 6.125%, due 4/1/54		150,000	148,100
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(f)		594,000	540,499
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(f)		750,000	749,615

			2,096,064

TELECOMMUNICATIONS	0.1%
American Tower Corp., 5.65%, due 3/15/33		425,000	431,830

TOTAL CORPORATE BONDS (Identified cost—$8,030,018)			7,918,806

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.0%
Legacy Gateway JV LLC, Plano, TX(i)		7.9%	3,029,759

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			3,029,759

		Shares
SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(j)		938,963	938,963
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(j)		45,553	45,553

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$984,516)			984,516

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$260,672,216)	99.5%		308,069,749

		Value
WRITTEN OPTION CONTRACTS (Premiums received—$26,425)	(0.0%)	$(22,372)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	1,752,237
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)	(125,000)

NET ASSETS (Equivalent to $11.65 per share based on 26,577,539 shares of common stock outstanding)	100.0%	$309,674,614

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call—Simon Property Group, Inc.	$165.00	5/17/24	(40)	$(625,960)	$(6,503)	$(10,400)
Put—Equinix, Inc.	700.00	5/17/24	(3)	(247,599)	(3,469)	(1,531)
Put—Equinix, Inc.	720.00	5/17/24	(8)	(660,264)	(8,963)	(5,405)
Put—Extra Space Storage, Inc.	125.00	5/17/24	(4)	(58,800)	(730)	(316)
Put—Crown Castle, Inc.	90.00	6/21/24	(59)	(624,397)	(6,760)	(4,720)
			(114)	$(2,217,020)	$(26,425)	$(22,372)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR 802,274	USD 869,087	4/3/24	$3,554
Brown Brothers Harriman	USD 866,544	EUR 802,274	4/3/24	(1,011)
Brown Brothers Harriman	EUR 811,978	USD 877,984	5/2/24	964
				$3,507

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	March 28, 2024 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying Notes to Consolidated Schedule of Investments.
**	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with exchange–traded written option contracts. $323,597 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,609,973 or 2.1% of the net assets of the Fund.

(e)	Security converts to floating rate after the indicated fixed–rate coupon period.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,914,621 which represents 1.9% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Variable rate. Rate shown is in effect at March 28, 2024.
(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,895,046 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 28, 2024 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s consolidated schedule of investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$23,453,324	$—	$2,216,175	(a)	$25,669,499
Other Industries	219,324,034	—	—		219,324,034
Preferred Securities—Exchange-Traded	25,184,893	—	—		25,184,893
Preferred Securities—Over-the-Counter	—	25,958,242	—		25,958,242
Corporate Bonds	—	7,918,806	—		7,918,806
Private Real Estate—Office	—	—	3,029,759	(b)	3,029,759
Short-Term Investments	—	984,516	—		984,516

Total Investments in Securities(c)	$267,962,251	$34,861,564	$5,245,934		$308,069,749

Forward Foreign Currency Exchange Contracts	$—	$4,518	$—		$4,518

Total Derivative Assets(c)	$—	$4,518	$—		$4,518

Forward Foreign Currency Exchange Contracts	$—	$(1,011)	$—		$(1,011)
Written Option Contracts	(15,436)	(6,936)	—		(22,372)

Total Derivative Liabilities(c)	$(15,436)	$(7,947)	$—		$(23,383)

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NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 2-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Change in unrealized appreciation (depreciation)	Balance as of March 28, 2024
Common Stock— Real Estate—Industrials	$2,363,790	$(147,615)	$2,216,175
Private Real Estate— Office	3,058,561	(28,802)	3,029,759

The change in unrealized appreciation (depreciation) attributable to securities owned on March 28, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(176,417).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 28, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$2,216,175	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	20.0x	Increase
Private Real Estate— Office	$3,029,759	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.00%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 3. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 28, 2024:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$596,127	$3,706,300	$ 876,743

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for the period in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents one month for purchased option contracts, three months for written option contracts and three months for forward foreign currency exchange contracts.